Exhibit 99.1

Premiere Global Services Reports Fourth Quarter and 2008 Results: Fourth Quarter Revenues Totaled $152.4M, Non-GAAP Diluted EPS $0.25*

Company to Appoint David Trine, Former CFO of ChoicePoint Inc., as Chief Financial Officer

ATLANTA--(BUSINESS WIRE)--February 19, 2009--Premiere Global Services, Inc. (NYSE: PGI), a global provider of on-demand, applied communication technologies, today announced results for the fourth quarter and fiscal year ended December 31, 2008. Consolidated net revenues increased 4.2% (8.1% on a constant currency basis*) to $152.4 million in the fourth quarter of 2008, compared to $146.2 million in the fourth quarter of 2007. In the fourth quarter of 2008, operating income totaled $16.1 million, net income totaled $7.8 million and diluted EPS totaled $0.13, compared to $18.2 million, $8.0 million and $0.13, respectively, in the fourth quarter of 2007. Non-GAAP diluted EPS totaled $0.25* ($0.27 on a constant currency basis*) in the fourth quarter of 2008, excluding the items set forth on the attached reconciliation of non-GAAP financial measures table. The Company estimates that changes in foreign currency exchange rates during the fourth quarter of 2008 negatively impacted its financial results as set forth in the table below and noted on the attached reconciliation of non-GAAP financial measures table:

	Q4-08 (Constant currency*)	Impact of fluctuations in foreign currency exchange rates	Q4-08 (Actual)
	(in thousands, except per share data)

Consolidated Net Revenues	$158,100	($5,701)	$152,399
Non-GAAP Operating Income*	$27,592	($1,119)	$26,473
Non-GAAP Net Income*	$16,151	($1,283)	$14,868
Non-GAAP Diluted EPS from Net Income*	$0.27	($0.02)	$0.25

The Company believes that its global footprint provides a significant competitive differentiator, and its international regions continue to be the Company’s fastest growing reportable segments. In the fourth quarter of 2008, nearly 40% of the Company’s consolidated net revenues were denominated in currencies other than U.S. dollars.

Fiscal Year 2008 Results

Consolidated net revenues in 2008 increased 11.5% (10.0% on a constant currency basis*) to $624.2 million, versus $559.7 million in 2007. In 2008, operating income totaled $69.5 million, net income totaled $36.1 million and diluted EPS totaled $0.60, compared to $61.5 million, $30.4 million and $0.48, respectively, in 2007. Non-GAAP diluted EPS totaled $1.03* in 2008, excluding the items noted on the attached reconciliation of non-GAAP financial measures table.

“We are pleased with our 2008 performance, as we continued to grow our revenues and improve our profitability in spite of a worsening economy,” said Boland T. Jones, Founder, Chairman and CEO of Premiere Global Services, Inc. “We believe our results illustrate the value our PGi Communications Operating System solutions deliver to companies around the world as they look to drive efficiencies in their businesses in order to remain competitive.

“We also believe the strategic progress we have made over the last few years to position PGi as a leader in on-demand, applied communication technologies, as well as our strong balance sheet and cash flows provide us the flexibility to continue to invest in and grow our business. Based on our continuing momentum and assuming no significant changes in today’s foreign currency exchange rates, we continue to believe that we will grow both our revenues and profitability modestly in 2009.”

Revenue Detail

PGiMeet Solutions (formerly known as Conferencing & Collaboration Solutions) remains the largest of the PGi Communications Operating System’s four solution sets. PGiMeet Solutions revenue grew 14.8% (19.0% on a constant currency basis*) to $111.6 million in the fourth quarter of 2008, compared to $97.2 million in the fourth quarter of 2007.

In the fourth quarter of 2008, net revenue in the Company’s reportable segments changed from the comparable prior year quarter as follows:

  North America grew 5.3% (6.5% on a constant currency basis*) to $95.7 million, versus $90.9 million;
  Europe decreased 0.7% (increased 12.3% on a constant currency basis*) to $28.4 million, versus $28.6 million; and
  Asia Pacific grew 5.7% (9.1% on a constant currency basis*) to $28.3 million, versus $26.8 million.

CFO Appointment

The Company also announced that it has appointed David E. Trine as Executive Vice President, Finance and that Mr. Trine will assume the role of Chief Financial Officer and Principal Accounting Officer following the filing of the Company’s annual report on Form 10-K for the year ended December 31, 2008. The Company’s current Chief Financial Officer and Principal Accounting Officer, Michael Havener, will continue to serve in that capacity through the filing of the annual report on Form 10-K and then will stay on with the Company in the role of Senior Vice President, Corporate Finance.

Prior to joining Premiere Global, Mr. Trine served most recently as Chief Financial Officer of the Risk & Information Analytics Group of LexisNexis whose parent, Reed Elsevier, acquired ChoicePoint Inc. in September 2008. Prior to that time, he served as Senior Vice President, Chief Financial Officer and Principal Accounting Officer of ChoicePoint since October 2005.

“Mike has been a key member of our finance organization for more than a decade,” said Mr. Jones. “Under his leadership, we have made great strides in establishing transparency in our financial planning and reporting, and we look forward to his continuing contributions. We welcome David to the PGi team, and we look to benefit from his many years of experience and expertise in running a much larger finance and accounting organization, as we continue to execute on our growth plans.”

* To supplement the Company’s consolidated financial statements presented in accordance with GAAP, we have included the following non-GAAP measures of financial performance: non-GAAP operating income, non-GAAP net income, non-GAAP diluted EPS and organic growth. The Company has also included these non-GAAP measures, as well as consolidated net revenues, segment net revenue and certain solutions revenue, on a constant currency basis. Management uses these measures internally as a means of analyzing the Company’s current and future financial performance and identifying trends in our financial condition and results of operations. We have provided this information to investors to assist in meaningful comparisons of past, present and future operating results and to assist in highlighting the results of ongoing core operations. Please see the table attached for calculation of these non-GAAP financial measures and for reconciliation to the most directly comparable GAAP measures. These non-GAAP financial measures may differ materially from comparable or similarly titled measures provided by other companies and should be considered in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP.

Conference Call

The Company will hold a conference call at 5:00 p.m. Eastern this afternoon to discuss these results. To participate in the call, please dial-in to the appropriate number 5-10 minutes prior to the scheduled start time: (888) 245-1007 (U.S. and Canada) or (913) 312-1484 (International). The conference call will be simultaneously webcast. Webcast information can be found at www.premiereglobal.com/investors. You may also follow this link for details on the web replay and for the text of the earnings release, including the financial and statistical information to be presented during the call.

A replay will be available following the call at 8:00 p.m. Eastern tonight through midnight Eastern February 27, 2009, and can be accessed by calling (888) 203-1112 (U.S. and Canada) or (719) 457-0820 (International). The confirmation code is 5413842. The webcast of this call will be archived on the Company’s web site at www.premiereglobal.com/investors.

About Premiere Global Services, Inc.

Premiere Global Services, Inc. is a global provider of on-demand, applied communication technologies. Our PGi Communications Operating System supports business applications within the following solution sets: PGiMeet, PGiSend, PGiNotify and PGiMarket, formerly known as Conferencing & Collaboration, Document Solutions, Notifications & Reminders and eMarketing, respectively.

Premiere Global is headquartered in Atlanta, Georgia. We have a global presence in 24 countries and nearly one million users from our established base of over 50,000 customers, which includes nearly 90% of the Fortune 500. Additional information can be found at www.premiereglobal.com.

Statements made in this press release, other than those concerning historical information, should be considered forward-looking and subject to various risks and uncertainties. Such forward-looking statements are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and are made based on management's current expectations or beliefs as well as assumptions made by, and information currently available to, management. A variety of factors could cause actual results to differ materially from those anticipated in Premiere Global Services Inc.'s forward-looking statements, including, but not limited to, the following factors: competitive pressures, including pricing pressures; technological change; the development of alternatives to our services; market acceptance of our new services and enhancements; integration of acquired companies; service interruptions; increased financial leverage; our dependence on our subsidiaries for cash flow; continued weakness in our legacy broadcast fax business; foreign currency exchange rates; customer consolidations, bankruptcies or payment defaults; possible adverse results of pending or future litigation or infringement claims; federal or state legislative or regulatory changes, including government regulations applicable to traditional telecommunications service providers; general domestic and international economic, business or political conditions; a global economic slowdown or changes in the cost or availability of financing; and other factors described from time to time in our press releases, reports and other filings with the SEC, including but not limited to the "Risk Factors" sections of our Annual Report on Form 10-K/A for the year ended December 31, 2007, our Quarterly Reports on Form 10-Q/A for the quarters ended March 31, 2008 and June 30, 2008 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2008. All forward-looking statements attributable to us or a person acting on our behalf are expressly qualified in their entirety by this cautionary statement.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2008	2007	2008	2007
	(Unaudited)		(Unaudited)

Net revenues	$152,399	$146,216	$624,228	$559,706
Operating expenses:
Cost of revenues (exclusive of depreciation and amortization shown
separately below)	63,515	59,153	256,606	227,259
Selling and marketing	35,932	36,326	153,696	141,322
General and administrative	16,237	16,209	66,203	66,007
Research and development	4,564	3,706	16,888	14,109
Excise tax expense	-	-	2,890	-
Depreciation	8,748	8,453	32,869	30,008
Amortization	3,465	4,433	15,729	15,659
Restructuring costs	-	(300)	3,339	3,447
Asset impairments	4,030	-	4,279	-
Net legal settlements and related expenses	(162)	65	2,230	349
Total operating expenses	136,329	128,045	554,729	498,160

Operating income	16,070	18,171	69,499	61,546

Other (expense) income:
Interest expense	(4,750)	(4,439)	(19,411)	(13,598)
Unrealized loss on change in fair value of interest rate swaps	(366)	(2,850)	(106)	(4,482)
Interest income	505	337	923	780
Other, net	(201)	450	493	1,418
Total other (expense) income	(4,812)	(6,502)	(18,101)	(15,882)

Income before income taxes	11,258	11,669	51,398	45,664
Income tax expense	3,486	3,714	15,295	15,222
Net income	$7,772	$7,955	$36,103	$30,442

BASIC WEIGHTED-AVERAGE SHARES OUTSTANDING	59,166	59,516	59,356	62,654

Basic earnings per share from net income	$0.13	$0.13	$0.61	$0.49

DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING	59,741	60,602	60,477	63,940

Diluted earnings per share from net income	$0.13	$0.13	$0.60	$0.48

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	December 31,	December 31,
	2008	2007
	(Unaudited)
ASSETS
CURRENT ASSETS
Cash and equivalents	$27,535	$18,259
Accounts receivable (less allowances of
$2,069 and $4,526, respectively)	94,469	89,683
Prepaid expenses and other current assets	12,623	13,066
Deferred income taxes, net	11,184	5,522
Total current assets	145,811	126,530

PROPERTY AND EQUIPMENT, NET	129,077	110,767

OTHER ASSETS
Goodwill	343,954	337,246
Intangibles, net of amortization	32,080	43,115
Deferred income taxes, net	-	2,587
Restricted cash	306	-
Other assets	9,779	5,411
	$661,007	$625,656

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$52,710	$51,631
Income taxes payable	3,063	4,497
Accrued taxes, other than income taxes	9,818	8,076
Accrued expenses	33,787	37,276
Current maturities of long-term debt and capital lease obligations	2,455	1,664
Accrued restructuring costs	1,082	1,717
Total current liabilities	102,915	104,861

LONG-TERM LIABILITIES
Long-term debt and capital lease obligations	269,034	267,817
Accrued restructuring costs	771	1,575
Accrued expenses	20,150	12,109
Deferred income taxes, net	14,303	-
Total long-term liabilities	304,258	281,501

SHAREHOLDERS' EQUITY
Common stock, $0.01 par value; 150,000,000 shares authorized,
60,792,441 and 61,755,728 shares issued and outstanding in
2008 and 2007, respectively	609	618
Additional paid-in capital	545,800	548,418
Notes receivable, shareholder	(1,803)	(1,702)
Accumulated other comprehensive (loss) income	(8,312)	10,523
Accumulated deficit	(282,460)	(318,563)
Total shareholders' equity	253,834	239,294
	$661,007	$625,656

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Twelve Months Ended
	December 31,
	2008	2007
	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$36,103	$30,442
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	32,869	30,008
Amortization	15,729	15,659
Amortization of deferred financing costs	564	513
Net legal settlements and related expenses	2,230	349
Payments for legal settlements and related expenses	(2,254)	-
Deferred income taxes, net of effect of acquisitions	14,133	919
Restructuring costs	3,339	3,447
Payments for restructuring costs	(4,214)	(7,109)
Payments for discontinued operations	-	(650)
Equity-based compensation	12,473	10,590
Excess tax benefits from share-based payment arrangements	(1,149)	(3,323)
Unrealized loss on change in fair value of interest rate swaps	106	4,482
Asset impairments	4,279	-
Provision (recovery) for doubtful accounts	412	(770)
Excise tax expense	2,890	-
Loss on disposal of assets	6	287
Changes in assets and liabilities, net of effect of acquisitions:
Accounts receivable, net	(7,881)	33
Prepaid expenses and other assets	(4,296)	(893)
Accounts payable and accrued expenses	749	6,953
Total adjustments	69,985	60,495
Net cash provided by operating activities	106,088	90,937

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(49,625)	(46,341)
Other investing activities	(681)	-
Business acquisitions, net of cash acquired	(30,416)	(47,749)
Net cash used in investing activities	(80,722)	(94,090)

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments under borrowing arrangements	(529,710)	(344,388)
Proceeds from borrowing arrangements	530,841	470,099
Payments of debt issuance costs	(8)	(50)
Repayment of shareholder notes	-	413
Excess tax benefits from share-based payment arrangements	1,149	3,323
Purchase of treasury stock, at cost	(18,824)	(136,049)
Exercise of stock options	2,527	8,553
Net cash (used in) provided by financing activities	(14,025)	1,901

Effect of exchange rate changes on cash and equivalents	(2,065)	534

NET INCREASE (DECREASE) IN CASH AND EQUIVALENTS	9,276	(718)
CASH AND EQUIVALENTS, beginning of period	18,259	18,977
CASH AND EQUIVALENTS, end of period	$27,535	$18,259

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2008	2007	2008	2007
	(Unaudited)		(Unaudited)
Non-GAAP Operating Income (1)
Operating income, as reported	$ 16,070	$ 18,171	$ 69,499	$ 61,546
Restructuring costs	-	(300)	3,339	3,447
Net legal settlements and related expenses	(162)	65	2,230	349
Asset impairments	4,030	-	4,279	-
Proxy-related costs	-	-	-	2,900
Equity-based compensation	3,070	2,682	12,473	10,590
Excise tax expense	-	-	2,890	-
Depreciation	-	-	(663)	-
Amortization	3,465	4,433	15,729	15,659
Non-GAAP operating income	$ 26,473	$ 25,051	$ 109,776	$ 94,491

Non-GAAP Net Income (1)
Net income, as reported	$ 7,772	$ 7,955	$ 36,103	$ 30,442
Elimination of non-recurring tax adjustments	(173)	(223)	(1,462)	(259)
Unrealized loss on change in fair value of interest rate swaps	247	1,853	71	2,913
Restructuring costs	-	(198)	2,237	2,275
Net legal settlements and related expenses	(109)	43	1,494	231
Asset impairments	2,720	-	2,867	-
Proxy-related costs	-	-	-	1,914
Equity-based compensation	2,072	1,770	8,357	6,990
Excise tax expense	-	-	1,936	-
Excise tax interest	-	-	744	-
Depreciation	-	-	(444)	-
Amortization	2,339	2,925	10,538	10,335
Non-GAAP net income	$ 14,868	$ 14,125	$ 62,441	$ 54,841

Non-GAAP Diluted EPS from Net Income (1)
Diluted EPS from net income, as reported	$ 0.13	$ 0.13	$ 0.60	$ 0.48
Elimination of non-recurring tax adjustments	-	-	(0.02)	-
Unrealized loss on change in fair value of interest rate swaps	-	0.03	-	0.04
Restructuring costs	-	-	0.04	0.04
Net legal settlements and related expenses	-	-	0.02	-
Asset impairments	0.05	-	0.05	-
Proxy-related costs	-	-	-	0.03
Equity-based compensation	0.03	0.03	0.14	0.11
Excise tax expense	-	-	0.03	-
Excise tax interest	-	-	0.01	-
Depreciation	-	-	(0.01)	-
Amortization	0.04	0.04	0.17	0.16
Non-GAAP diluted EPS from net income	$ 0.25	$ 0.23	$ 1.03	$ 0.86

(1)	Management believes that presenting non-GAAP operating income, non-GAAP net income and non-GAAP diluted earnings per share (EPS) provide useful information regarding underlying trends in our continuing operations. Management expects equity-based compensation and amortization expenses to be recurring costs and presents non-GAAP diluted EPS to exclude these non-cash items as well as non-recurring items that are unrelated to our ongoing operations, including non-recurring tax adjustments, restructuring costs, net legal settlements and related expenses, unrealized loss on change in fair value of interest rate swaps, asset impairments, excise tax expense and interest and proxy-related costs. These non-cash and non-recurring items are presented net of taxes for non-GAAP net income and non-GAAP diluted EPS. The portion of depreciation expense excluded from non-GAAP operating income, and excluded from non-GAAP net income and non-GAAP diluted EPS net of taxes, reflects management's review and adjustment of the useful economic lives of depreciable assets.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)

Constant Currency Adjustments (2)

		Q4-08 (Constant currency)	Impact of fluctuations in foreign currency exchange rates	Q4-08 (Actual)

	Consolidated Net Revenues	$158,100	($5,701)	$152,399
	North America Net Revenue	$96,803	($1,069)	$95,734
	Europe Net Revenue	$32,073	($3,701)	$28,372
	Asia Pacific Net Revenue	$29,224	($931)	$28,293
	PGiMeet Solutions Revenue	$115,618	($3,996)	$111,622
	Non-GAAP Operating Income	$27,592	($1,119)	$26,473
	Non-GAAP Net Income	$16,151	($1,283)	$14,868
	Non-GAAP Diluted EPS from Net Income	$0.27	($0.02)	$0.25

(2)

Management also presents these non-GAAP financial measures, as well as consolidated net revenues, segment net revenue and certain solutions revenue, on a constant currency basis to exclude the effects of foreign currency exchange rates, which are not completely within management's control, in order to facilitate period-to-period comparison of our financial results without the distortion of these fluctuations. These constant foreign currency exchange rates exclude any fluctuations in foreign currency exchange rates using the average exchange rates from the current year period and applying them to prior period results.

Organic Growth (3)

		Consolidated net revenues 2007	Impact of fluctuations in foreign currency exchange rates	Impact of acquisitions	Organic net revenue growth	Consolidated net revenues 2008	Organic net revenue growth rate

	Three Months Ended	$146,216	($5,701)	$3,528	$8,356	$152,399	5.7%
	Twelve Months Ended	$559,706	$8,455	$24,470	$31,597	$624,228	5.6%

(3)			Management defines "organic growth" as revenue changes excluding the impact of foreign currency exchange rate fluctuations and acquisitions made during the periods presented and presents this non-GAAP financial measure to exclude the effect of these items that are not completely within management's control, such as foreign currency exchange rate fluctuations, or do not reflect our ongoing core operations or underlying growth, such as acquisitions.

CONTACT:
Premiere Global Services, Inc.
Investor Calls
Sean O’Brien, 404-262-8462
Senior Vice President
Strategic Planning & IR